UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2024

Tevogen Bio Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41002	85-1284695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Independence Boulevard, Suite #410
Warren, New Jersey	07059
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 838-6436

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.0001 per share	LGST	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Common Stock for $11.50 per share	LGSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on June 28, 2023, Semper Paratus Acquisition Corporation, a Cayman Islands exempted company (“Semper Paratus”), entered into an Agreement and Plan of Merger by and among Semper Paratus, Semper Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Semper Paratus (“Merger Sub”), SSVK Associates, LLC, Semper Paratus’s sponsor (the “Sponsor”), in its capacity as purchaser representative, Tevogen Bio Inc, a Delaware corporation (“Tevogen Bio”), and Dr. Ryan Saadi, in his capacity as seller representative (the “Merger Agreement”). On February 14, 2024 (the “Closing Date”), pursuant to the Merger Agreement, Merger Sub merged with and into Tevogen Bio, with Tevogen Bio being the surviving company and a wholly owned subsidiary of Semper Paratus (the “Merger,” and together with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

Prior to the effective time of the Merger (the “Effective Time”), pursuant to the Merger Agreement, Semper Paratus changed its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”). In connection with the Domestication, Semper Paratus changed its name to “Tevogen Bio Holdings Inc.” We refer to Semper Paratus after giving effect to the Domestication as “Tevogen” or the “Company.” Also in connection with the Domestication, the governing documents of Semper Paratus were amended and restated as set forth in Semper Paratus’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 10, 2024 (the “Definitive Proxy Statement”).

At the Effective Time, in accordance with the terms and subject to the conditions of the Merger Agreement, each share of the common stock of Tevogen Bio issued and outstanding immediately prior to the Effective Time was converted into the right to receive the number of shares of duly authorized, validly issued, fully paid, and nonassessable shares of the common stock of the Company, par value $0.0001 (the “Common Stock”), equal to the quotient obtained by dividing (x) the quotient obtained by dividing (i) $1,200,000,000 by (ii) ten dollars ($10.00) by (y) the aggregate number of shares of the common stock of Tevogen Bio that were issued and outstanding immediately prior to the Effective Time (the “Exchange Ratio”). In addition, for a period of 36 months following the Closing Date, the Company may issue up to 20,000,000 shares of Common Stock in the aggregate to the former stockholders of Tevogen Bio and up to 4,500,000 shares of Common Stock in the aggregate to the Sponsor (the “Earnout Shares”), in each case in three equal tranches upon the occurrence of certain triggering events.

See the section titled “Business Combination Proposal” in the Definitive Proxy Statement for additional information and a summary of certain terms of the Merger Agreement. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Restated Registration Rights Agreement

On February 14, 2024, in connection with the consummation of the Business Combination, the Company, the Sponsor, Semper Paratus Sponsor LLC (the “Original Sponsor”), Dr. Saadi, the Company’s Chief Executive Officer, Kirti Desai, the Company’s Chief Financial Officer, Dr. Neal Flomenberg, the Company’s Chief Scientific Officer and Global R&D Lead (the “Company Holders”), the Sponsor Holders (as defined therein) (together with the Sponsor, the Original Sponsor, and the Company Holders, the “Special Holders”), and Cantor Fitzgerald & Co. (“Cantor” and, together with the Special Holders, the “RRA Holders”) entered into an Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, the Company agreed to use commercially reasonable efforts to file, as soon as reasonably practical, but in no event later than 60 days after the Closing Date, a shelf registration statement registering the resale of certain shares of Common Stock and warrants (the “Registrable Securities”). In addition, at any time (after the expiration of any lock-up period) and from time to time after the shelf registration statement has been declared effective, the Special Holders holding at least a majority in interest of Registrable Securities may request to sell all or any portion of their Registrable Securities in an underwritten offering that is registered pursuant to the shelf registration statement (each, an “Underwritten Shelf Takedown”); provided that such Underwritten Shelf Takedown meets certain requirements and that the Company shall not be obligated to effect more than one Underwritten Shelf Takedown during any twelve-month period.

A more complete summary of the terms and obligations under the A&R Registration Rights Agreement, which summary is incorporated herein by reference, is set forth in the Definitive Proxy Statement in the section titled “Business Combination Proposal.” Such summary and the foregoing description of the A&R Registration Rights Agreement are qualified in their entirety by reference to the full text of the A&R Registration Rights Agreement, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference.

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Lock-Up Agreement

On February 14, 2024, in connection with the consummation of the Business Combination, the Company, the Sponsor, and Dr. Saadi (the “Significant Company Holder” and, together with the Sponsor, the “Locked-Up Parties”) entered into a Lock-Up Agreement (the “Lock-Up Agreement”) with respect to certain securities of the Company held by the Locked-Up Parties immediately following the Closing Date (the “Lock-Up Securities”), pursuant to which each Locked-Up Party agreed subject to specified exceptions not to transfer any Lock-Up Securities until the earlier of (A) six months after the Closing Date and (B) subsequent to the Business Combination, (x) if the closing price of the Common Stock equals or exceeds $12.00 per share (as adjusted for share subdivisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination, or (y) the date on which Tevogen completes a liquidation, merger, share exchange, or other similar transaction that results in all of its stockholders having the right to exchange their Common Stock for cash, securities, or other property.

The foregoing description of the Lock-Up Agreement is qualified in its entirety by reference to the full text of the Lock-Up Agreement, a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference.

Non-Competition and Non-Solicitation Agreement

Effective as of the Closing Date, the Company entered into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreement”) with Dr. Saadi, pursuant to which Dr. Saadi agreed for a term of five years after the closing of the Business Combination (the “Closing”) not to compete with the Company or solicit certain personnel of the Company, subject to certain requirements and customary conditions. The foregoing description of the Non-Competition Agreement is qualified in its entirety by reference to the full text of the Non-Competition Agreement, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference.

Note Assumption Agreement

On February 14, 2024, in connection with the consummation of the Business Combination, the Company and Tevogen Bio entered into an Assignment and Assumption Agreement (the “Note Assumption Agreement”), pursuant to which the Company has assumed all obligations of Tevogen Bio under seven convertible promissory notes that were outstanding as of the Closing Date (the “Assumed Notes”), with an aggregate principal amount totaling approximately $24.0 million. The foregoing description of the Note Assumption Agreement is qualified in its entirety by reference to the full text of the Note Assumption Agreement, a copy of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference. The Assumed Notes were automatically converted immediately following Closing in accordance with their terms into an aggregate of 10,337,419 shares of Common Stock. The Assumed Notes and the shares of Common Stock issued upon conversion thereof were issued pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act.

Indemnification Agreements

On February 14, 2024, in connection with the consummation of the Business Combination, Tevogen entered into indemnification agreements with each of its directors and executive officers. Each indemnification agreement provides for indemnification and advancement by Tevogen of certain expenses and costs relating to claims, suits, or proceedings arising from service to Tevogen or, at its request, service to other entities to the fullest extent permitted by applicable law.

The foregoing description of the indemnification agreements is a summary only and is qualified in its entirety by reference to the full text of the form of indemnification agreement, a copy of which is filed as Exhibit 10.10 to this Report and incorporated herein by reference.

Item 2.01. Completion of Acquisition of Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

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FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as Semper Paratus was immediately prior to the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company following the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

Statements made in this Report regarding Tevogen or its subsidiaries that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates, and projections about Tevogen and the industry in which Tevogen operates. In some cases, forward-looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” and similar words or their opposites. Forward-looking statements include, without limitation, statements regarding the Company’s operations, cash flows, financial position, business strategy, and plans and objectives of management for future operations.

Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, the following:

●	We have a limited operating history and no products approved for commercial sale. We have a history of significant losses, expect to continue to incur significant losses for the foreseeable future and may never achieve or maintain profitability. We have never generated revenue from product sales and may never be profitable.

●	We will require substantial additional financing to pursue our business objectives, which may not be available on acceptable terms, or at all.

●	The regulatory landscape that applies to cellular therapy product candidates is rigorous, complex, uncertain, and subject to change.

●	As an organization, we have limited experience designing and implementing clinical trials, and we have never conducted pivotal clinical trials.

●	We may encounter substantial delays and disruptions in completing the development of our product candidates.

●	The FDA regulatory approval process is lengthy and time-consuming, and may lead to significant delays in the clinical development and regulatory approval of our product candidates.

●	Our business is highly dependent on our first product candidate, TVGN 489, and we must complete clinical testing before we can seek regulatory approval and begin commercialization of any of our product candidates.

●	Preclinical studies and clinical trials are expensive, time-consuming, difficult to design and implement and involve an uncertain outcome.

●	Interim and preliminary results from our clinical trials that we announce or publish from time to time may change.

●	The results of earlier preclinical and clinical trials may not be predictive of future clinical trial results.

●	Our approach to the development of product candidates using our ExacTcell platform is unproven and may not result in marketable products.

●	We may depend on third-party collaborators for the development and commercialization of certain of our current and future product candidates. If our collaborations are not successful, we may not be able to capitalize on the market potential of these product candidates.

●	The manufacture of cell therapies is subject to a multitude of manufacturing risks, any of which could substantially increase our costs and limit supply of our product candidates.

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●	Our efforts to establish manufacturing capabilities, either on our own or through a contract relationship, will involve significant time and expense and may not be successful.

●	If we are unable to obtain and maintain patent protection for our product candidates or ExacTcell, or if the scope of the patent protection obtained is not sufficiently broad or robust, our competitors could develop and commercialize products similar or identical to ours, and our ability to successfully commercialize our product candidates may be adversely affected.

●	We may become involved in lawsuits to protect or enforce our intellectual property, which could be expensive, time-consuming, and unsuccessful.

●	We are highly dependent on our key personnel, and if we are not successful in attracting, motivating, and retaining highly qualified personnel, we may not be able to successfully implement our business strategy.

●	We may face competition, which may result in others discovering, developing, or commercializing products before or more successfully than we do.

●	The price of the Common Stock and warrants may fluctuate significantly and you could lose all or part of your investment as a result.

●	An active, liquid trading market for Tevogen’s securities may not develop, which may limit your ability to sell such securities.

●	Tevogen’s management team has no experience managing a public company.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the various risks described in the “Risk Factors” section and elsewhere in the Definitive Proxy Statement. You should not place undue reliance on any forward-looking statements. Tevogen undertakes no obligation to update publicly any forward-looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future. You should, however, review the factors and risks that the Company describes in the reports it will file from time to time with the SEC after the date of this Report.

In addition, statements that “the Company believes” and similar statements reflect the Company’s beliefs and opinions on the relevant subject. These statements are based on information available to the Company as of the date of this Report. While the Company believes that information provides a reasonable basis for these statements, that information may be limited or incomplete. The Company’s statements should not be read to indicate that it has conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and you are cautioned not to unduly rely on these statements.

Although the Company believes the expectations reflected in the forward-looking statements were reasonable at the time made, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should carefully consider the cautionary statements contained or referred to in this section in connection with the forward-looking statements contained in this Report and any subsequent written or oral forward-looking statements that may be issued by the Company or persons acting on the Company’s behalf.

Business

The business of the Company is described in the Definitive Proxy Statement in the section titled “Information About Tevogen” and that information is incorporated herein by reference.

Properties

The principal physical properties of the Company are described in the Definitive Proxy Statement in the section titled “Information About Tevogen—Facilities” and that information is incorporated herein by reference.

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Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement in the section titled “Risk Factors” and are incorporated herein by reference. A summary of such risks is also included in the section titled “Summary of the Proxy Statement/Prospectus—Summary of Risk Factors.”

Financial Information

The (i) audited financial statements of Tevogen Bio as of and for the years ended December 31, 2022 and 2021 included in the Definitive Proxy Statement beginning on page F-43; (ii) unaudited financial statements of Tevogen Bio as of and for the nine months ended September 30, 2023 and 2022 included in the Definitive Proxy Statement beginning on page F-57; and (iii) the unaudited pro forma condensed combined financial information of Tevogen Bio and Semper Paratus as of and for the nine months ended September 30, 2023 and as of and for the year ended December 31, 2022 included in the Definitive Proxy Statement beginning on page 215 are incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The disclosure contained in the Definitive Proxy Statement in the section titled “Tevogen’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” is incorporated herein by reference.

Beneficial Ownership of Securities

The following table sets forth information regarding the beneficial ownership of Common Stock upon consummation of the Business Combination by:

●	each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they possess sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or the vesting of restricted stock units (“RSUs”), within 60 days of February 14, 2024. Shares subject to warrants that are currently exercisable or exercisable within 60 days of February 14, 2024 or subject to RSUs that vest within 60 days of February 14, 2024 are considered outstanding and beneficially owned by the person holding such warrants or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them.

The beneficial ownership of the Common Stock is based on 163,754,418 shares issued and outstanding as of February 14, 2024.

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Name and Address of Beneficial Owner	Number of Shares of Tevogen Common Stock		%
5% Holders
SSVK Associates, LLC	9,488,889	(1)	5.8%
Manmohan Patel, MD	9,274,489	(2)	5.6%
Tevogen Directors and Named Executive Officers(3)
Dr. Ryan Saadi	118,350,228	(4)	72.3%
Kirti Desai	9,696,186		5.9%
Dr. Neal Flomenberg	3,636,070	(5)	2.2%
Surendra Ajjarapu(1)	9,488,889	(1)	5.8%
Jeffrey Feike	581,771	(5)	*
Dr. Keow Lin Goh	193,923		*
Dr. Curtis Patton	969,618		*
Susan Podlogar	193,923	(5)	*
Victor Sordillo	42,016	(6)	*
All Tevogen directors and executive officers as a group (10 individuals)	144,122,242	(7)	85.7%

* Less than 1%

(1)	Represents securities held by SSVK Associates, LLC (“SSVK”) and includes 500,000 shares underlying currently exercisable warrants. Mr. Ajjarapu is the managing member of SSVK and may be deemed to have beneficial ownership of the ordinary shares held directly by SSVK. Mr. Ajjarapu disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly. The business address of SSVK and Mr. Ajjarapu is c/o SSVK Associates, LLC, 767 Third Avenue, 38th Floor, New York, NY 10017.
(2)	Includes 646,412 RSUs that vested in connection with the Closing. Dr. Patel may be deemed to beneficially own 7,972,487 and 655,530 shares of Common Stock held by HMP Partners, LLC (“HMP Partners”) and The Patel Family, LLP, respectively. The address of HMP Partners is 5 Jennie Court, Cedar Grove, New Jersey 07009, and the address of Dr. Patel is c/o HMP Partners at its address. The address of The Patel Family, LLP is 66 Macculloch Ave, Morristown, New Jersey 07960. Dr. Patel is the managing member of HMP Partners and the spouse of the managing member of The Patel Family, LLP. Dr. Patel may be deemed to have beneficial ownership over the securities held by each of these entities.
(3)	Except as otherwise provided, the address of each of these individuals is c/o Tevogen Bio Inc, 15 Independence Boulevard, Suite 410, Warren, New Jersey 07059.
(4)	Includes 193,923 shares of Common Stock underlying RSUs held by Dr. Saadi’s wife that vested in connection with the Closing.
(5)	Represents shares of Common Stock underlying RSUs that vested in connection with the Closing.
(6)	Includes 33,734 shares of Common Stock underlying RSUs that vested in connection with the Closing and 8,282 shares issuable upon the vesting of RSUs within 60 days of February 14, 2024
(7)	Includes 4,445,498 shares of Common Stock underlying RSUs that vested in connection with the Closing, 8,282 shares issuable upon the vesting of RSUs within 60 days of February 14, 2024, and 500,000 shares underlying currently exercisable warrants.

Directors and Executive Officers

The Company’s directors and executive officers are described in the Definitive Proxy Statement in the section titled “Management of New Tevogen Following the Business Combination”, which section is incorporated herein by reference.

Executive and Director Compensation

References in this section to “we,” “our,” “us” and the “Company” generally refer to Tevogen Bio prior to the Business Combination and to Tevogen after giving effect to the Business Combination, as the context demands.

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Overview

The following tables and accompanying narrative set forth information about the 2023 and 2022 compensation provided to our principal executive officer and the two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2023. These executive officers consist of Dr. Ryan Saadi, our Chief Executive Officer, Kirti Desai, our Chief Financial Officer, and Dr. Neal Flomenberg, our Chief Scientific Officer and Global R&D Lead, and are referred to in this section as our “named executive officers” or “NEOs.”

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation practices. Actual compensation practices in the future may differ materially from the forward-looking statements included in this discussion.

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to, earned by, or paid to our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Ryan Saadi, M.D., M.P.H. Chief Executive Officer	2023	501,000	0	0	501,000
	2022	453,375	0	470	453,845
Kirti Desai Chief Financial Officer	2023	300,000	0	0	300,000
	2022	225,000	0	0	225,000
Neal Flomenberg, M.D. Chief Scientific Officer and Global R&D Lead	2023	350,000	2,576,000	0	2,926,000
	2022	175,000	13,600,000	0	13,775,000

(1)	The amount in this column reflects the full grant-date fair value of RSUs during 2023 computed in accordance with ASC Topic 718, excluding estimates of forfeitures related to service-based vesting conditions, and assuming satisfaction of the liquidity event condition contained in such awards (the “Liquidity Event Condition”). The amount reported reflects the accounting cost for the RSU awards and does not correspond to the actual value that may be recognized by Dr. Flomenberg in connection with the applicable award.

Narrative Disclosure to Summary Compensation Table

Base Salary

The named executive officers receive base salaries to compensate them for services rendered to us. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role, and responsibilities. The annual base salaries for Dr. Saadi, Mr. Desai, and Dr. Flomenberg for 2023 were $501,000, $300,000, and $350,000, respectively.

Equity Compensation

Prior to the consummation of the Business Combination, from time to time, we granted equity awards under the Tevogen Bio Inc 2020 Equity Incentive Plan (the “2020 Plan”) as incentives to attract, retain, and motivate our named executive officers. In July 2023, we granted Dr. Flomenberg an equity award of 100,000 RSUs. The vesting of Dr. Flomenberg’s award requires the satisfaction of both a service-based condition and the Liquidity Event Condition. The service-based condition was satisfied with respect to 50% of the RSUs upon grant and is satisfied with respect to 25% of the RSUs on each of the first two anniversaries of the award. The Liquidity Event Condition was satisfied upon the consummation of the Business Combination.

In connection with the consummation of the Business Combination, we adopted the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”) and no longer grant awards pursuant to the 2020 Plan. Each RSU award granted under the 2020 Plan that was outstanding and unvested as of the Closing Date was automatically canceled and converted into an award under the 2024 Plan with respect to the Common Stock. Such converted awards remain subject to the same terms and conditions as set forth under the applicable award agreement prior to the consummation of the Business Combination. For additional information about the 2024 Plan, see the section titled “2024 Omnibus Incentive Plan” under Item 5.02 to this Report.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding equity awards held by the Company’s named executive officers that were outstanding as of December 31, 2023. The awards listed in this table were granted under the 2020 Plan, which is summarized above under “—Narrative Disclosure to Summary Compensation Table—Equity Compensation.” The Company’s named executive officers did not hold any outstanding stock options as of December 31, 2023.

Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ryan Saadi, M.D., M.P.H	—		—
Kirti Desai	—		—
Neal Flomenberg, M.D.	5,332,902	(1)	$34,177,000	(2)

(1)	Reflects an award of 1,000,000 RSUs of Tevogen Bio granted on July 1, 2022 (the “Initial Flomenberg Award”), 75% of which vested upon the consummation of the Business Combination, and an award of 100,000 RSUs of Tevogen Bio granted on July 14, 2023 (the “Additional Flomenberg Award”), all of which remain unvested, adjusted to reflect the Exchange Ratio and expressed in shares of Common Stock. The vesting of each award requires the satisfaction of both a service-based condition and the Liquidity Event Condition. The Liquidity Event Condition was satisfied with respect to both awards by the consummation of the Business Combination. The RSUs begin to vest to the extent both conditions have been satisfied on the first date upon which both conditions have been satisfied. The service-based condition was satisfied with respect to 75% of the RSUs of the Initial Flomenberg Award as of July 1, 2023, and will be satisfied with respect to the remaining 25% on July 1, 2024. The Additional Flomenberg Award will vest with respect to 25% of the RSUs on each anniversary of July 14, 2023.

(2)	Reflects a fair market value per share of Tevogen Bio’s common stock of $34.77 based on Tevogen Bio’s most recent estimated fair value of its common stock.

Director Compensation

In the year ended December 31, 2023, we did not pay any fees to, or make any equity or non-equity awards to, or pay any other compensation to the non-employee members of our board of directors for their services as directors, except that we granted Mr. Sordillo 19,000 RSUs of Tevogen Bio on January 5, 2023. Except as described below for Mr. Sordillo, there were no outstanding stock awards or option awards held by our non-employee directors as of December 31, 2023.

Name	Stock Awards ($)		Total ($)
Victor Sordillo	253,460	(1) (2)	253,460
All other non-employee directors	—		—

(1)	As of December 31, 2023, Mr. Sordillo held a total of 96,962 unvested RSUs, adjusted to reflect the Exchange Ratio and expressed in shares of Common Stock.
(2)	Reflects a grant date fair value per share of Tevogen Bio common stock of $13.34 on the date of the grant.

Certain Relationships and Related Transactions, and Director Independence

Our related party transactions are described in the Definitive Proxy Statement in the section titled “Certain Relationships and Related Person Transactions”, which section is incorporated herein by reference. The description of the A&R Registration Rights Agreement in Item 1.01 of this Report is also incorporated herein by reference.

Effective on the Closing Date, the Board of Directors of the Company (the “Tevogen Board”) adopted the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”) to assess director independence. Under the Nasdaq Marketplace Rules (“Nasdaq rules”), independent directors must comprise a majority of a listed company’s board of directors. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Under the Nasdaq rules, a director will only qualify as an “independent director” if in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Nasdaq rules. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq rules.

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Each of the Company’s directors, other than Dr. Saadi, has been determined to qualify as “independent” under the listing requirements and the rules of Nasdaq and the applicable rules under the Exchange Act.

Legal Proceedings

From time to time, the Company may be subject to various legal proceedings, investigations, or claims that arise in the ordinary course of our business activities. As of the date of this filing, the Company is not currently a party to any litigation, investigation, or claim the outcome of which, if determined adversely to it, would individually or in the aggregate be reasonably expected to have a material adverse effect on the Company’s business, financial position, results of operations, or cash flows or which otherwise is required to be disclosed under Item 103 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Common Stock and warrants of the Company have been approved to begin trading on Nasdaq under the symbol “TVGN” and “TVGNW,” respectively, on February 15, 2024.

As of February 14, 2024, 163,754,418 shares of Common Stock were issued and outstanding, held of record by 20 holders.

The Company has not paid any cash dividends on shares of its common stock to date and does not intend to pay cash dividends. The payment of cash dividends in the future will be dependent upon the Company’s revenues and earnings, if any, capital requirements, lenders consenting to current or future dividend payments and the Company’s general financial condition. The payment of any cash dividends will be within the discretion of the Tevogen Board. It is the present intention of the Tevogen Board to retain all earnings, if any, for use in the Company’s business operations.

Information regarding the Common Stock and warrants and related stockholder matters are described in the Definitive Proxy Statement in the section titled “Description of New Tevogen Securities” and such information is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report.

Description of Registrant’s Securities

The description of the Company’s securities is contained in the Definitive Proxy Statement in the section titled “Description of New Tevogen Securities” and is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth in the section titled “Indemnification Agreements” under Item 1.01 of this Report concerning indemnification agreements entered into with each of the Company’s directors and executive officers.

As a Delaware corporation, the Company is subject to the provisions of the Delaware General Corporation Law (the “DGCL”). Section 145(a) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

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Section 145(b) of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith, and the corporation may indemnify any other person who is not a present or former director or officer of the corporation against expenses (including attorneys’ fees) actually and reasonably incurred by such person to the extent he or she has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 145(a) and (b), or in defense of any claim, issue or matter therein. For indemnification with respect to any act or omission occurring after December 31, 2020, references to “officer” for purposes of Section 145(c) shall mean only a person who at the time of such act or omission is deemed to have consented to service by the delivery of process to the registered agent of the corporation pursuant to section 3114(b) of title 10 (for purposes of this sentence only, treating residents of the State of Delaware as if they were nonresidents to apply section 3114(b) of title 10 to this sentence).

Section 145(d) of the DGCL provides that any indemnification under Section 145(a) and (b) (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 145(a) and (b). Such determination shall be made, with respect to a person who is a director or officer of the corporation at the time of such determination, (1) by a majority vote of the directors who were not parties to such action, suit or proceeding, even though less than a quorum; or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum; or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or (4) by the stockholders.

Section 145(e) of the DGCL provides that expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized in Section 145. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the board of directors deems appropriate.

Section 145(f) of the DGCL provides that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. A right to indemnification or to advancement of expenses arising under a provision of the certificate of incorporation or a bylaw shall not be eliminated or impaired by an amendment to the certificate of incorporation or the bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Section 145(g) of the DGCL provides that a corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under Section 145.

Section 145(j) of the DGCL states that the indemnification and advancement of expenses provided by, or granted pursuant to, Section 145 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 174 of the DGCL provides, among other things, that a director, who willfully or negligently approves of an unlawful payment of dividends or an unlawful stock purchase or redemption, may be held liable for such actions. A director who was either absent when the unlawful actions were approved or dissented at the time, may avoid liability by causing his or her dissent to such actions to be entered in the books containing the minutes of the meetings of the board of directors at the time such action occurred or immediately after such absent director receives notice of the unlawful acts.

Further information about the indemnification of the Company’s directors and officers is set forth in the Definitive Proxy Statement in the sections titled “Description of New Tevogen Securities—Limitation on Liability” and “Description of New Tevogen Securities—Indemnification and Advancement of Expenses”, and such information is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial statements and supplementary data of Tevogen and Semper Paratus.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Report concerning the financial information of Tevogen and Semper Paratus.

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Item 3.02. Unregistered Sales of Equity Securities.

On May 3, 2023, Semper Paratus and the Original Sponsor entered into a subscription agreement (the “Subscription Agreement”) with Polar Multi-Strategy Master Fund (“Polar”), and thereafter, the Sponsor assumed the obligations of the Original Sponsor under the Subscription Agreement. Pursuant to the terms of the Subscription Agreement, Polar agreed to make a cash contribution of $151,000 to the Sponsor (the “Initial Capital Contribution”) that would in turn be loaned to Semper Paratus to cover working capital expenses. In consideration for the Initial Capital Contribution, we issued 151,000 shares of Common Stock to Polar at the closing of Semper Paratus’ initial business combination.

On June 28, 2023, Semper Paratus and Cantor entered into a Fee Reduction Agreement pursuant to which Cantor agreed to forfeit a portion of the deferred underwriting commission owed to Cantor as underwriter of Semper Paratus’s initial public offering, resulting in a remainder of $5,000,000 of deferred underwriting fees payable by Semper Paratus to Cantor upon the closing of the Business Combination in the form of 500,000 shares of common equity securities of the entity that survived the Business Combination.

The shares of Common Stock issued to Polar and Cantor were issued pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act.

In addition, reference is made to the disclosure set forth under Item 1.01 of this Report concerning the Note Assumption Agreement and Item 5.02 of this Report concerning the Special RSU Award (as defined in Item 5.02), which is incorporated by reference into this Item 3.02.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Definitive Proxy Statement in the section titled “Business Combination Proposal”, which is incorporated herein by reference. Further reference is made to the information contained in the “Introductory Note” to this Report, which is incorporated herein by reference.

Immediately after giving effect to the Business Combination, there were 165,421,084 shares of Common Stock outstanding. As a result of the consummation of the Business Combination, a change of control of Semper Paratus has occurred, as the stockholders of Semper Paratus as of immediately prior to the Closing held 84.4% and Dr. Saadi held 72.3% of the outstanding shares of Common Stock immediately following the consummation of the Business Combination.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

Effective as of the Closing Date, the Tevogen Board consists of seven individuals, divided into three classes. Dr. Curtis Patton and Jeffrey Feike were made Class I directors; Surendra Ajjarapu, Victor Sordillo, and Dr. Keow Lin Goh were made Class II directors; and Dr. Ryan Saadi and Susan Podlogar were made Class III directors.

The following persons are serving as executive officers and directors of the Company effective as of the Closing Date, with each of the directors having been elected by the Semper Paratus stockholders and each of the executive officers having been appointed by the Semper Paratus Board, and ratified by the Tevogen Board, effective as of the Closing Date. For biographical information concerning the executive officers and directors, see the disclosure in the Definitive Proxy Statement in the sections titled “Management of New Tevogen Following the Business Combination” and “Tevogen Executive Officer and Director Compensation”, which are incorporated herein by reference.

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Name	Age	Position
Executive Officers
Dr. Ryan Saadi	59	Chief Executive Officer, Chairperson and Director Nominee
Kirti Desai	67	Chief Financial Officer
Dr. Neal Flomenberg	70	Chief Scientific Officer and Global R&D Lead
Sadiq Khan	62	Chief Commercial Officer
Non-Employee Directors
Surendra Ajjarapu	53	Director Nominee
Jeffrey Feike	73	Director Nominee
Dr. Keow Lin Goh	52	Director Nominee
Dr. Curtis Patton	88	Director Nominee
Susan Podlogar	60	Director Nominee
Victor Sordillo	71	Director Nominee

The information set forth in the sections titled “Directors and Executive Officers”, “Executive and Director Compensation”, and “Certain Relationships and Related Transactions, and Director Independence” in this Report is incorporated herein by reference.

2024 Omnibus Incentive Plan

At the Extraordinary General Meeting of the stockholders of Semper Paratus held on January 31, 2024 (the “Extraordinary General Meeting”), the stockholders of Semper Paratus considered and approved the Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan (the “2024 Plan”). The 2024 Plan was previously approved, subject to stockholder approval, by the Board of Directors of Semper Paratus on January 9, 2024 and became effective upon the Closing.

The 2024 Plan provides for grants of stock options (including incentive stock options and nonqualified stock options), stock appreciation rights, restricted stock awards, RSUs, deferred stock units, performance awards, other equity-based awards, and cash. A more complete summary of the terms of the 2024 Plan is set forth in the Definitive Proxy Statement in the section titled “Omnibus Incentive Plan Proposal”, which summary is incorporated herein by reference. Such summary and the foregoing description of the 2024 Plan are qualified in their entirety by reference to the full text of the 2024 Plan, a copy of which is filed as Exhibit 10.8 to this Report and incorporated herein by reference.

Dr. Saadi RSU Award

On February 14, 2024, the Company issued an aggregate of 19,429,620 RSUs under the 2024 Plan to Dr. Saadi (the “Special RSU Award”). The Special RSU Award was granted pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act. Such RSUs were immediately vested into shares of restricted common stock (“Restricted Stock”) that vest in four equal annual installments beginning on February 14, 2031. Pursuant to the terms of the Special RSU Award, Dr. Saadi will be entitled to vote the Restricted Stock, but it may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, subject to forfeit. Dr. Saadi will automatically forfeit all unvested Restricted Stock in the event he departs the Company for any reason, unless termination of his service triggers accelerated vesting pursuant to the terms of the Special RSU Award or the 2024 Plan.

Indemnification Agreements for Company Directors and Officers

The information set forth in the section titled “Indemnification Agreements” of Item 1.01 of this Report is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported in the Current Report on Form 8-K filed with the SEC on February 1, 2024, the Semper Paratus stockholders approved at the Extraordinary General Meeting, among other things, the proposals set forth in the Definitive Proxy Statement in the sections titled “Domestication Proposal”, “Organizational Documents Proposal”, and “Advisory Charter Proposals” (collectively, the “Organizational Documents Proposals”), which are incorporated herein by reference. The Certificate of Incorporation of the Company (the “Charter”) described in the Organizational Documents Proposals became effective upon filing with the Secretary of State of the State of Delaware on February 14, 2024. The Bylaws of the Company (the “Bylaws”) described in the Organizational Documents Proposals were approved by the Board of Directors of Semper Paratus on January 31, 2024 and by the Tevogen Board on February 14, 2024 and became effective as of the Closing Date.

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The disclosure regarding the Charter, and the general effect of the Charter and the Bylaws upon the rights of holders of the Company’s capital stock, included in the Definitive Proxy Statement in the Organizational Documents Proposals and in the sections titled “Comparison of Corporate Governance and Shareholder Rights” and “Description of Tevogen Securities” is incorporated herein by reference. The disclosure set forth and incorporated by reference in this Item 5.03 is qualified in its entirety by reference to the full text of the Charter and the Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Report and incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Definitive Proxy Statement in the section titled “Business Combination Proposal”, which is incorporated herein by reference. Further reference is made to the information contained in the “Introductory Note” to this Report.

Item 9.01 Financial Statements and Exhibits.

(a)-(b) Financial Statements.

The (i) audited financial statements of Tevogen Bio as of and for the years ended December 31, 2022 and 2021 included in the Definitive Proxy Statement beginning on page F-43; (ii) unaudited financial statements of Tevogen Bio as of and for the nine months ended September 30, 2023 and 2022 included in the Definitive Proxy Statement beginning on page F-57; and (iii) the unaudited pro forma condensed combined financial information of Tevogen Bio and Semper Paratus as of and for the nine months ended September 30, 2023 and as of and for the year ended December 31, 2022 included in the Definitive Proxy Statement beginning on page 215 are incorporated herein by reference.

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(d) Exhibits.

Exhibit	Description
2.1†	Agreement and Plan of Merger, dated June 28, 2023, by and among Semper Paratus Acquisition Corporation, Semper Merger Sub, Inc., SSVK Associates, LLC, Tevogen Bio Inc, and Ryan Saadi, in his capacity as seller representative (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on June 29, 2023 (File No. 001-41002)).
3.1*	Certificate of Incorporation of Tevogen Bio Holdings Inc.
3.2*	Amended and Restated Bylaws of Tevogen Bio Holdings Inc.
4.1	Warrant Agreement, dated November 3, 2021, by and between Semper Paratus Acquisition Corporation and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on November 8, 2021 (File No. 001-41002)).
4.2*	Convertible Promissory Note, dated January 22, 2021, by and between Tevogen Bio Inc and HMP Partners, LLC, as amended.
4.3	Convertible Promissory Note, dated October 18, 2021, by and between Tevogen Bio Inc and HBP Investors LLC, as amended (incorporated by reference to Exhibit 4.6 to Amendment No. 2 to the Registration Statement on Form S-4 (Registration No. 333-274519) (the “Form S-4”) filed with the SEC on November 22, 2023).
4.4	Convertible Promissory Note, dated March 14, 2022, by and between Tevogen Bio Inc and HMP Partners, LLC, as amended (incorporated by reference to Exhibit 4.7 to Amendment No. 2 to the Form S-4).
4.5	Convertible Promissory Note, dated December 23, 2022, by and between Tevogen Bio Inc and The Patel Family, LLP, as amended (incorporated by reference to Exhibit 4.8 to Amendment No. 2 to the Form S-4).
4.6	Convertible Promissory Note, dated February 3, 2023, by and between Tevogen Bio Inc and The Patel Family, LLP, as amended (incorporated by reference to Exhibit 4.9 to Amendment No. 2 to the Form S-4).
4.7	Convertible Promissory Note, dated September 26, 2023, by and between Tevogen Bio Inc and HMP Partners, LLC (incorporated by reference to Exhibit 4.10 to Amendment No. 2 to the Form S-4).
4.8	Convertible Promissory Note, dated October 8, 2023, by and between Tevogen Bio Inc and HMP Partners, LLC (incorporated by reference to Exhibit 4.11 to Amendment No. 2 to the Form S-4).
10.1	Service Agreement, dated as of April 15, 2022, between Tevogen Bio Inc and CIC Innovation Communities, LLC (incorporated by reference to Exhibit 10.15 to the Form S-4).
10.2	Lease Agreement, dated as of June 9, 2022, between Tevogen Bio Inc and Wanamaker Office Lease, LP (incorporated by reference to Exhibit 10.16 to the Form S-4).
10.3	Lease Agreement, dated as of February 14, 2022, between Tevogen Bio Inc and Mitsui Sumitomo Insurance Company of America (incorporated by reference to Exhibit 10.17 to the Form S-4).
10.4*	Amended and Restated Registration Rights Agreement, dated February 14, 2024, by and among the Company, SSVK Associates, LLC, Semper Paratus Sponsor LLC, Cantor Fitzgerald & Co., and the other signatories thereto.
10.5*	Lock-Up Agreement, dated February 14, 2024, between the Company, Semper Paratus, SSVK Associates, LLC, Ryan Saadi, and the other signatories thereto.
10.6*+	Non-Competition and Non-Solicitation Agreement, by and between Semper Paratus Acquisition Corporation and Ryan Saadi.
10.7*	Assignment and Assumption Agreement, dated February 14, 2024, by and between Semper Paratus Acquisition Corporation and Tevogen Bio Inc.
10.8*+	Tevogen Bio Holdings Inc. 2024 Omnibus Incentive Plan.
10.9*+	Form of Restricted Stock Unit Agreement
10.10*+	Form of Indemnification Agreement.
104.1*	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Filed herewith.
†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.
+	Indicates management contract or compensatory plan.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tevogen Bio Holdings Inc.

Dated: February 14, 2024	By:	/s/ Ryan Saadi
	Name:	Ryan Saadi
	Title:	Chief Executive Officer and Chairperson

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